UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 16, 2006
SOUTHWEST COMMUNITY BANCORP
Incorporated Under the Laws of the State of California

000-50545 Commission File Number	30-0136231 I.R.S. Employer Identification Number
5810 El Camino Real
Carlsbad, California 92008
Telephone: (760) 918-2616
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01	Other Events.
     On February 16, 2006, Southwest Community Bancorp (“SWCB”) and Placer Sierra Bancshares (“PLSB”) issued a joint press release announcing the execution of an Agreement and Plan of Merger and Reorganization (the “Agreement”) pursuant to which SWCB shall merge with and into PLSB. In connection with the merger, Southwest Community Bank will also be merged into Placer Sierra Bank. The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Page
99.1	Joint Press Release dated February 16, 2006.	3
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST COMMUNITY BANCORP
Date: February 16, 2006

	By:	/s/ Frank J. Mercardante
Frank J. Mercardante,
Chief Executive Officer

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